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                                                                 Exhibit 10.15.2

List of Executive Officers of New England Business Service, Inc. (the "Company") who have entered into the Change in Control Severance Agreement filed as Exhibit
10.15.1 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and dates thereof:

Name                 Title                                 Date of Agreement
----                 -----                                 -----------------

George P. Allman     Senior Vice President and             August 2, 2001
                     President - Diversified Operations

John F. Fairbanks    Senior Vice President and             August 2, 2001
                     President - Chiswick

Daniel M. Junius     Senior Vice President, Chief          August 2, 2001
                     Financial Officer & Treasurer

Richard T. Riley     Senior Vice President and             August 2, 2001
                     President - NEBS Direct Marketing

Steven G. Schlerf    Senior Vice President, Manufacturing  August 2, 2001
                     and Technical Operations

Robert D. Warren     Senior Vice President and             August 2, 2001
                     President - International